EXHIBIT 10.3

AMENDMENT NO. 2 TO THE

PIONEER NATURAL RESOURCES USA, INC.

401(k) AND MATCHING PLAN

(Amended and Restated Effective as of January 1, 2008)

THIS AMENDMENT NO. 2 is made and entered into by Pioneer Natural Resources USA, Inc. (the “Company”):

WITNESSETH:

WHEREAS, the Company maintains the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the “Plan”); and

WHEREAS, pursuant to Section 8.3 of the Plan, the Benefit Plan Design Committee of the Company (the “Committee”) maintains the authority to amend the Plan at any time; and

WHEREAS, the Committee desires to amend the Plan to allow Participants to defer distribution of their Vested Interest under the Plan until such time as they elect their Vested Interest to be distributed and to allow for early distribution of all or a portion of a Participant’s Vested Interest.

NOW THEREFORE, the Plan is hereby amended effective January 1, 2009 as follows:

1. Section 6.1(a) of the Plan is hereby amended and restated in its entirety as follows:

(a) Unless a Participant elects otherwise, distribution to the Participant or a beneficiary under this Article shall be made or commence being made no later than 60 days after the close of the Plan Year in which the latest of the following occurs: (i) the Participant’s Normal Retirement Date, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant’s separation from the employment of an Employer for any reason other than his or her transfer to the employment of another Employer or Affiliated Company. Notwithstanding the foregoing, the failure of a Participant to consent to a distribution hereunder shall be deemed to be an affirmative election to defer commencement of such distribution.

2. Section 6.1(b) of the Plan is hereby amended and restated in its entirety as follows:

(b) Any provision of this Plan to the contrary notwithstanding, a Participant’s entire interest shall be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date. For a Participant who is a 5% owner (as defined in Code Section 416(i)), the “Required Beginning Date” is April 1 of the calendar year following the calendar year such Participant attains age 70 1/2. For a Participant who is not a 5% owner (as defined in Code Section 416(i)), the “Required Beginning Date” is April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires. Distributions that commence being made pursuant to this Section 6.1(b) shall be made pursuant to Section 6.2 (excluding Section 6.2(c)) in accordance with the minimum distribution requirements of Code Section 401(a)(9) and such regulations thereunder as may be applicable from time to time; provided, however, that if the Participant elects to waive the normal form of payment in accordance with Section 6.2(b) with respect to such Participant’s Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account or Prior Plan Pre-Tax Account, the alternative form of distribution shall be the minimum amounts required to be distributed pursuant to Code Section 401(a)(9) and such regulations thereunder as may be applicable from time to time, with any amount remaining upon the death of the Participant to be paid in accordance with Section 6.3. Any Participant who attained age 70 1/2 prior to January 1, 1999, and who elected to continue to receive distributions prior to such Participant’s termination of employment shall be entitled receive an annual distribution in accordance with the preceding sentence (or may elect a larger or smaller amount for such annual distribution) unless and until such Participant revokes such election.

3. Section 6.2(a) of the Plan is hereby amended and restated in its entirety as follows:

(a) Except as otherwise provided in this Section, upon the Retirement or termination of employment on account of Permanent Disability of a Participant, the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee in a lump sum distribution; provided, however, that if such Participant’s Vested Interest exceeds $5,000, he or she may elect to receive his or her Vested Interest in monthly, quarterly or annual installment distributions over a period of two or more years with the first such installment to be payable within 90 days after the end of the Plan Year in which the Participant’s employment terminates. Such installment payments may be made over a period of years not to exceed one or a combination of the following periods: (i) the life of the Participant, (ii) the lives of the Participant and his or her designated beneficiary, (iii) a period certain not extending beyond the life expectancy of the Participant, and (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his or her designated beneficiary. Any provision of Section 6.3 to the contrary notwithstanding, if a Participant who elected installment payments dies prior to the distribution of the entire amount of his or her Vested Interest, the remaining portion thereof shall be distributed to his or her beneficiary or beneficiaries, as determined in accordance with Section 6.3(a), in a single distribution within 90 days after the end of the Plan Year during which the Participant died. For purposes of determining whether the value of a Participant’s Vested Interest exceeds or does not exceed $5,000, the value of a Participant’s Vested Interest shall be determined without regard to the value of the Participant’s Rollover Account or Roth Rollover Account.

4. The Plan is hereby amended by the addition of the following as Section 6.2(c):

(c) Notwithstanding the foregoing provisions of this Section 6.2, if upon a Participant’s Retirement or termination of employment on account of Permanent Disability the Participant’s Vested Interest exceeds $5,000, no distribution shall be made with respect to such Participant’s Vested Interest unless and until the Participant elects to receive such distribution. An election made by a Participant under this Section 6.2(c) to receive a distribution may be made with respect to all or a portion of such Participant’s Vested Interest. A Participant who elects to receive a distribution of less than his or her entire Vested Interest may elect subsequent distributions with respect to his or her remaining Vested Interest. For purposes of determining whether the value of a Participant’s Vested Interest exceeds or does not exceed $5,000, the value of a Participant’s Vested Interest shall be determined without regard to the value of the Participant’s Rollover Account or Roth Rollover Account.

5. Section 6.4 of the Plan is hereby amended and restated in its entirety as follows:

Section 6.4 Distribution of Separation from Employment Benefit.

(a) Except as otherwise provided in this Section, if a Participant separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, the Accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 4.3, and the Vested Interest of such Participant shall be distributed to him or her by the Trustee at the direction of the Committee in accordance with Section 6.2(a) as soon as practicable after his or her Normal Retirement Date (or, if the Participant dies prior to such date, the Vested Interest of such Participant shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that (i) each such Participant shall have the right to elect, in the manner prescribed by the Committee, to receive an early distribution of all or a portion of his or her Vested Interest as soon as practicable following such election and (ii) the Committee shall require an early distribution of any such Participant’s Vested Interest which does not exceed $5,000 in the form of a single distribution. The Vested Interest or portion thereof of a Participant who elects to receive an early distribution shall be distributed to him or her in the same manner as provided in Section 6.2(a) for a distribution upon Retirement or Permanent Disability. A Participant who elects to receive an early distribution of less than his or her entire Vested Interest may elect subsequent early distributions with respect to his or her remaining Vested Interest in accordance with this subsection. Any provision of this Plan to the contrary notwithstanding, for purposes of this Article a Participant shall not be treated as having separated from the employment of an Employer or Affiliated Company prior to such time that a distribution can be made to such Participant in accordance with Code Section 401(k) and the regulations thereunder. For purposes of determining whether the value of a Participant’s Vested Interest exceeds $5,000, the value of a Participant’s Vested Interest shall be determined without regard to the value of the Participant’s Rollover Account or Roth Rollover Account.

(b) Any provision of subsection (a) of this Section to the contrary notwithstanding, except as otherwise provided in this subsection (b), if a Participant whose Vested Interest exceeds $5,000 separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, such Participant’s Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and/or Prior Plan Pre-Tax Account shall be distributed to such Participant by the Trustee at the direction of the Committee upon such Participant’s Normal Retirement Date by payment of the entire amount in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable thereafter (or, if the Participant dies prior to his or her Normal Retirement Date, the Vested Interest of such Participant under the Plan shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that each such Participant shall have the right to elect, in the manner prescribed by the Committee, to receive an early distribution of all or a portion of the amount credited to his or her Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and/or Prior Plan Pre-Tax Account as soon as practicable after such election. If a participant elects under this subsection (b) to receive an early distribution, such distribution shall be made in the form of (i) a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following such election or (ii) upon satisfaction of the notice and waiver requirements of Section 6.2(b) in accordance with subsection (a) of this Section. A Participant who elects to receive an early distribution of less than the entire balance in his or her Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and/or Prior Plan Pre-Tax Account may elect subsequent early distributions with respect to such Accounts in accordance with this subsection. For purposes of determining whether the value of a Participant’s Vested Interest exceeds $5,000, the value of a Participant’s Vested Interest shall be determined without regard to the value of the Participant’s Rollover Account or Roth Rollover Account.

(c) Notwithstanding the foregoing provisions of this Section 6.4, no distribution shall be made upon a Participant’s attainment of his or her Normal Retirement Date unless and until such Participant elects to receive such distribution. An election made by a Participant under this Section 6.4(c) to receive a distribution may be made with respect to all or a portion of such Participant’s Vested Interest. A Participant who elects to receive a distribution of less than his or her entire Vested Interest may elect subsequent distributions with respect to his or her remaining Vested Interest.

NOW THEREFORE, be it further provided that except as provided above, the Plan shall continue in its current state.

* * * * * * * *

IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 this 28th day of October, 2009 to be effective as of the date specified above.

PIONEER NATURAL RESOURCES USA, INC.

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk Management

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